                                                                      EXHIBIT 99


(CMS ENERGY LOGO)                                            NEWS RELEASE

          CMS ENERGY REPORTS 2005 FIRST QUARTER INCOME OF $150 MILLION

     - QUARTERLY EARNINGS OF $0.74 PER SHARE, REVERSING 2004 FIRST QUARTER LOSS OF $0.06 PER SHARE

     -   RESULTS IN LINE WITH 2005 GUIDANCE

               JACKSON, Mich., May 4, 2005 -- CMS Energy (NYSE: CMS) announced today first quarter net income of $150 million, or $0.74 per share, compared to a loss of $9 million, or $0.06 per share in the same quarter of 2004. (All per share figures are on a diluted basis.)

               The first quarter 2005 results, compared with the same period of 2004, reflect the absence of $81 million, or $0.51 per share, in impairment and other charges in 2004. The 2005 results include a $67 million, or $0.32 per share, effect from a mark-to-market gain recorded at the MCV Partnership. Based on projected usage and forward natural gas prices, much of the mark-to-market gain is expected to reverse by the end of the year. At CMS Energy's principal subsidiary, Consumers Energy, quarterly income was down at the electric utility because of increased operating costs and up slightly at the natural gas utility as a rate increase compensated for increased operating expenses.

               CMS Energy said the first quarter results are consistent with its 2005 outlook and guidance, with earnings expected to be in the $0.90 per share range, including the effects of dilution from the Company's recent equity offering.

               The Company's recent highlights include:

     - A successful common stock offering netted $272 million, following an equity offering last fall that netted $288 million.

     - Equity investments in Consumers Energy of $200 million in January and $350 million in April, bringing the total investment in the utility to $800 million since August 2004.

     - $700 million in Consumers Energy bonds and $150 million of CMS Energy senior notes issued as part of an aggressive refinancing program, which has extended maturities and reduced interest costs.

     - Palisades nuclear plant license renewal application filed with the U.S. Nuclear Regulatory Commission.



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


     - Closing on the sales of Company's interests in the GVK plant in southern India and the Scudder Latin America Power fund for combined net proceeds of $44 million.

     - Completing last week the sale of a gas turbine purchased for a Midland Cogeneration Venture expansion, which later was cancelled. The turbine sale generated $15 million in cash.

               David Joos, CMS Energy's chief executive officer, said the first quarter results are a good start for 2005. "We had a solid quarter with good operational performance and that gives us a foundation to build upon for the rest of the year," Joos said.

               CMS Energy is an integrated energy company, which has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                     # # #

This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-K for the year ended Dec. 31, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts:  Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact:  CMS Energy Investor Relations, 517/788-2590



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
                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
                    Condensed Consolidated Income Statements
                      (Millions, Except Per Share Amounts)



                                                                                           1st Quarter
                                                                                           (Unaudited)
                                                                                 -------------------------------
                                                                                     2005                2004
                                                                                 -----------         -----------

Operating Revenue                                                                  $ 1,845              $ 1,754

Earnings from Equity Method Investees                                                   31                   19

Operating Expenses                                                                   1,425                1,503

Asset Impairment Charges                                                              --                    125
                                                                                   -------              -------

Operating Income                                                                   $   451              $   145

Other Income (Deductions)                                                               24                   10

Fixed Charges                                                                          136                  149
                                                                                   -------              -------

Income before Minority Interests                                                   $   339              $     6

Minority Interests                                                                     113                   11
                                                                                   -------              -------

Income (Loss) before Income Taxes                                                  $   226              $    (5)

Income Tax Expense (Benefit)                                                            74                   (3)
                                                                                   -------              -------
Income (Loss) from Continuing Operations                                           $   152              $    (2)

Income (Loss) from Discontinued Operations                                            --                     (2)

Cumulative Effect of Accounting Changes                                               --                     (2)
                                                                                   -------              -------

Net Income (Loss)                                                                  $   152              $    (6)

Preferred Dividends                                                                      2                    3
                                                                                   -------              -------

Net Income (Loss) Available to Common Stock                                        $   150              $    (9)
                                                                                   =======              =======


Earnings (Loss) Per Share

             Basic                                                                 $  0.77              $ (0.06)

             Diluted                                                                  0.74                (0.06)

Average Number of Common Shares Outstanding

             Basic                                                                     195                  161

             Diluted                                                                   206                  161



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

                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                              (Millions of Dollars)

                                                                                 March 31                   December 31
                                                                                   2005                        2004
                                                                              -------------                 -----------
                                                                                (Unaudited)
ASSETS
Cash and cash equivalents                                                          $   940                      $   669
Restricted cash                                                                         45                           56
Short-term investments                                                                --                            109
Other current assets                                                                 2,196                        2,165
                                                                                   -------                      -------
   Total current assets                                                            $ 3,181                      $ 2,999
Net plant and property                                                               8,798                        8,742
Investments                                                                            741                          752
Non-current assets                                                                   3,481                        3,379
                                                                                   -------                      -------
Total assets                                                                       $16,201                      $15,872
                                                                                   =======                      =======

STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt, capital and finance and leases (*)
      Long-term debt and capital leases (excluding
         FIN 46 debt, finance leases and securitization debt)                      $ 6,373                      $ 5,960
      FIN 46 debt and finance leases                                                 1,002                        1,381
                                                                                   -------                      -------
   Total debt, capital and finance leases                                          $ 7,375                      $ 7,341
   Preferred stock and securities                                                      305                          305
   Minority interest                                                                   844                          733
   Common stockholders' equity                                                       2,242                        2,072
                                                                                   -------                      -------
   Total capitalization                                                            $10,766                      $10,451
Securitization debt                                                                    391                          398
Current liabilities                                                                  1,179                        1,279
Non-current liabilities                                                              3,865                        3,744
                                                                                   -------                      -------
Total Stockholders' Investment and Liabilities                                     $16,201                      $15,872
                                                                                   =======                      =======


(*) Current and long-term


                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                              (Millions of Dollars)

                                                                                        1st Quarter
                                                                                        (Unaudited)
                                                                                -----------------------------
                                                                                   2005               2004
                                                                                ---------           ---------
Beginning of Period Cash                                                          $ 669                $ 532


Cash and Cash Equivalents from FIN 46 Implementation                              $  -                 $ 174

     Cash provided by (used in) operating activities                              $ 262                $ 238
     Cash provided by (used in) investing activities                                 (8)                (165)
                                                                                  -----                -----
     Cash flow from operating and investing activities                            $ 254                $  73
     Cash provided by (used in) financing activities                                 17                 (269)
     Currency Translation Adjustment                                                -                     (9)
                                                                                  -----                -----
Total Cash Flow                                                                   $ 271                $(205)
                                                                                  -----                -----

End of Period Cash                                                                $ 940                $ 501
                                                                                  =====                =====


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

                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
                      (Millions, Except Per Share Amounts)


                                                                                                1st Quarter
                                                                                                (Unaudited)
                                                                                   --------------------------------------
                                                                                        2005                     2004
                                                                                   -------------            -------------

NET INCOME (LOSS) AVAILABLE TO COMMON STOCK                                           $   150                $    (9)

Reconciling Items:
      Discontinued Operations Loss                                                          -                      2


      Cumulative Effect of Change in Accounting for Retirement Benefits                     -                      2


      Net Asset Sales (Gains) Losses, Writedowns and Other                                 (2)                    81


                                                                                      -------                -------
Adjusted Net Income - Non-GAAP Basis                                                  $   148                $    76
                                                                                      =======                =======

Average Number of Common Shares Outstanding
      Basic                                                                               195                    161
      Diluted                                                                             206                    161

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                                 $  0.77                $ (0.06)

Reconciling Items:
      Discontinued Operations Loss                                                        -                     0.01

      Cumulative Effect of Change in Accounting for Retirement Benefits                   -                     0.01

      Net Asset Sales (Gains) Losses, Writedowns and Other                              (0.01)                  0.51

                                                                                      -------                -------
Adjusted Net Income - Non-GAAP Basis                                                  $  0.76                $  0.47
                                                                                      =======                =======
DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE

Earnings (Loss) Per Share as Reported                                                 $  0.74                $ (0.06)

Reconciling Items:
      Discontinued Operations Loss                                                        -                     0.01

      Cumulative Effect of Change in Accounting for Retirement Benefits                   -                     0.01

      Net Asset Sales (Gains) Losses, Writedowns and Other                              (0.01)                  0.51
                                                                                      -------                -------
Adjusted Net Income - Non-GAAP Basis                                                  $  0.73                $  0.47
                                                                                      =======                =======


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